Exhibit 99.1

Century Aluminum Names Veteran Executive Peter Trpkovski Chief Financial Officer

CHICAGO, March 21, 2025 -- Century Aluminum Company (NASDAQ:CENX) announced today that its Board of Directors has appointed Peter Trpkovski to be the Company’s next Executive Vice President and Chief Financial Officer.

As CFO, Trpkovski will build on his 12-years of experience at Century and focus on advancing the Company’s strategic initiatives, strengthening financial operations, and driving value for stakeholders. Trpkovski will also continue to serve as Century’s Treasurer. He succeeds Jerry Bialek, who is departing the Company following a planned transition.

“Pete’s appointment ensures continuity and steady leadership for our business as we look to drive superior performance in 2025 and beyond,” said Jesse Gary, President and CEO of Century Aluminum. “Pete has extensive knowledge of Century’s operations and a proven track record of success in every area that he has led. His expertise and leadership will support Century’s long-term success. I look forward to continuing work with Pete, whose leadership has already made its mark at Century.”

Since joining Century in 2013, Trpkovski has assumed roles with increasing responsibility, positions including Senior Vice President, Finance and Treasurer, and Vice President, Finance, and Investor Relations. He also has led Financial Planning and Analysis and Risk Management.

Prior to Century, he worked at Citigroup as a Senior Financial Analyst and at Johnson Controls in Finance and Engineering. Trpkovski holds undergraduate and graduate degrees from the University of Michigan: a Bachelor of Science in Engineering degree in Electrical and Computer Engineering, and a Master of Business Administration degree in Finance.

About Century Aluminum

Century Aluminum is an integrated producer of bauxite, alumina, and primary aluminum products. Century is the largest producer of primary aluminum in the United States, and operates production facilities in Iceland, the Netherlands and Jamaica. Visit www.centuryaluminum.com for more information.

Cautionary Statement

This press release and statements made by Century Aluminum Company management on the quarterly conference call contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to the "safe harbor" created by section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements are statements about future events and are based on our current expectations. These forward-looking statements may be identified by the words "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may."

Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings made with the Securities and Exchange Commission. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, the reader is cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

INVESTOR CONTACT
Ryan Crawford
investorrelations@centuryaluminum.com
(312) 696-3132

MEDIA CONTACT
Tawn Earnest
614-698-6351